                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 29, 1997

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement dated as of September 15, 1997 providing for, inter alia, the issuance of Wilshire Funding Corporation Mortgage-Backed Certificates, Series 1997-WFC1)



             Credit Suisse First Boston Mortgage Securities Corp.
--------------------------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                333-33807             13-3320910
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION   (COMMISSION)         (I.R.S. EMPLOYER
OF INCORPORATION)               FILE NUMBER)       IDENTIFICATION NO.)



11 Madison Avenue, New York, New York                              10010
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


Registrant's telephone number, including area code (212) 325-2000


    Not Applicable
--------------------------------------------------------------------------------
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                        Exhibit Index Located on Page 2

 Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

          (a)  Not applicable

          (b)  Not applicable

          (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


Exhibit                                                  Sequentially
Number                                                   Numbered
-------                                                  Exhibit
                                                         Page
                                                         -----------


7(c)      Pooling and Servicing Agreement, dated             004
          as of September 15, 1997 among Credit
          Suisse First Boston Mortgage Securities
          Corp., as depositor, Wilshire Mortgage
          Funding Company V, Inc., as unaffiliated seller, Wilshire Servicing Corporation, as master servicer, and Bankers Trust
          Company of California, N.A., as trustee
          and back-up servicer.

                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., Registrant


                            By: /s/ Allan J. Baum
                                ----------------------------
                            Name:   Allan J. Baum
                            Title:  Vice President


Dated:  September 29, 1997


                                       3